SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                                                                                            January 8, 2008

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                      Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)            Compensatory Arrangements of Certain Officers.

On January 8, 2008, the Company completed a Third Amendment to the Interface, Inc. Nonqualified Savings Plan II.  The amendment allows the Compensation Committee of the Board of Directors to provide additional, supplemental employer-provided retirement benefits for key employees by making discretionary contributions to the plan accounts of those employees.  The amount and timing of any such discretionary contributions will be determined by the Compensation Committee, and any such discretionary contributions generally will vest upon the earlier of (i) the date the employee attains age 55 and completes 15 years of employment with the Company (unless otherwise specified by the Compensation Committee), (ii) the death or disability of the employee, or (iii) certain instances in which employment is terminated in connection with a change in control of the Company.

The foregoing description is qualified in its entirety by reference to the Third Amendment to the Interface, Inc. Nonqualified Savings Plan II, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 5.02.

ITEM 8.01        OTHER EVENTS.

On December 20, 2006, the Company completed a Second Amendment to the Interface, Inc. Nonqualified Savings Plan II.  The amendment (i) increased the amount of compensation which may be deferred by a participating employee, (ii) increased the amount of the Company’s matching contribution, and (ii) addressed provisions on the timing and form of distributions primarily to comply with Section 409A of the Internal Revenue Code of 1986.

The foregoing description is qualified in its entirety by reference to the Second Amendment to the Interface, Inc. Nonqualified Savings Plan II, a copy of which is filed herewith as Exhibit 99.2 and is incorporated by reference in this Item 8.01.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

Exhibit No.	Description
99.1	Third Amendment to the Interface, Inc. Nonqualified Savings Plan II dated January 8, 2008.
99.2	Second Amendment to the Interface, Inc. Nonqualified Savings Plan II dated December 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ Raymond S. Willoch
Raymond S. Willoch
Senior Vice President
Date: January 14, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Third Amendment to the Interface, Inc. Nonqualified Savings Plan II dated January 8, 2008.
99.2	Second Amendment to the Interface, Inc. Nonqualified Savings Plan II dated December 20, 2006.